EXHIBIT 21.1

                                         Subsidiaries



Name of Entity                                State of          Assumed Name
                                              Incorporation
                                              or Organization
----------------------------------------------------------------------------------------

Capitol Chevrolet and Imports, Inc.           Alabama
----------------------------------------------------------------------------------------
Casa Ford of Houston, Inc.                    Texas
----------------------------------------------------------------------------------------
Fort Mill Chrysler-Plymouth-Dodge Inc.        South
                                              Carolina
----------------------------------------------------------------------------------------
Fort Mill Ford, Inc.                          South
                                              Carolina
----------------------------------------------------------------------------------------
Freedom Ford, Inc.                           Florida
----------------------------------------------------------------------------------------
Frontier Oldsmobile-Cadillac, Inc.            North            Frontier Hyundai
                                              Carolina
----------------------------------------------------------------------------------------
Lone Star Ford, Inc.                          Texas
----------------------------------------------------------------------------------------
Marcus David Corporation                      North            Town & Country Toyota
                                              Carolina
----------------------------------------------------------------------------------------
Sonic Automotive of Chattanooga, LLC          Tennessee        Town and Country Volvo of
                                                               Chattanooga

                                                               BMW of Chattanooga

                                                               Volvo of Chattanooga
----------------------------------------------------------------------------------------
Sonic Automotive-Clearwater, Inc.              Florida         Clearwater Toyota
----------------------------------------------------------------------------------------
Sonic Automotive Collision Center of           Florida
Clearwater, Inc.
----------------------------------------------------------------------------------------
Sonic Automotive Finance, LLC                  North
                                               Carolina
----------------------------------------------------------------------------------------
Sonic Automotive of Georgia, Inc.              Georgia
----------------------------------------------------------------------------------------
Sonic Automotive-Hwy. 153 at Shallowford       Tennessee
Road, Chattanooga, Inc.
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


Name of Entity                                State of          Assumed Name
                                              Incorporation
                                              or Organization
----------------------------------------------------------------------------------------------
Sonic Automotive of Nashville, LLC            Tennessee         BMW of Nashville

                                                                Town and Country Volkswagen of
                                                                Nashville

                                                                Volkswagen of Nashville
----------------------------------------------------------------------------------------------
Sonic Automotive of Nevada, Inc.               Nevada
----------------------------------------------------------------------------------------------
Sonic Automotive of Tennessee, Inc.            Tennessee
----------------------------------------------------------------------------------------------
Sonic Automotive of Texas, L.P.                Texas
----------------------------------------------------------------------------------------------
Sonic Automotive - 1307 N. Dixie Hwy.,         Florida           Halifax Ford-Mercury
NSB, Inc.                                                        Halifax Ford Truck Center
----------------------------------------------------------------------------------------------
Sonic Automotive-1400 Automall Drive,          Ohio
Columbus, Inc.
----------------------------------------------------------------------------------------------
Sonic Automotive-1455 Automall Drive,          Ohio
Columbus, Inc.
----------------------------------------------------------------------------------------------
Sonic Automotive-1495 Automall Drive,          Ohio
Columbus, Inc.
----------------------------------------------------------------------------------------------
Sonic Automotive-1500 Automall Drive,          Ohio
Columbus, Inc.
----------------------------------------------------------------------------------------------
Sonic Automotive - 1720 Mason Ave., DB,        Florida           Higginbotham Automobiles
Inc.
----------------------------------------------------------------------------------------------
Sonic Automotive - 1720 Mason Ave., DB,        Florida           Higginbotham Automobiles
LLC
----------------------------------------------------------------------------------------------
Sonic Automotive - 1919 N. Dixie Hwy.,         Florida           Higginbotham Chevrolet-Oldsmobile
NSB, Inc.
----------------------------------------------------------------------------------------------
Sonic Automotive - 21699 U.S. Hwy 19 N.,       Florida           Clearwater Mitsubishi
Inc.
----------------------------------------------------------------------------------------------
Sonic Automotive - 241 Ridgewood Ave., HH,     Florida
Inc.
----------------------------------------------------------------------------------------------
Sonic Automotive 2424 Laurens Rd.,             South
Greenville, Inc.                               Carolina
----------------------------------------------------------------------------------------------


Name of Entity                                State of          Assumed Name
                                              Incorporation
                                              or Organization
--------------------------------------------------------------------------------------------

Sonic Automotive - 2490 South Lee Highway,       Tennessee      Town and Country Honda of
LLC                                                             Cleveland

                                                                Racetrack Motors

                                                                Cleveland Honda
--------------------------------------------------------------------------------------------
Sonic Automotive 2752 Laurens Rd.,               South          Century BMW
Greenville, Inc.                                 Carolina
--------------------------------------------------------------------------------------------
Sonic Automotive - 3401 N. Main, TX, L.P.        Texas          Ron Craft Chevrolet-Cadillac-
                                                                Oldsmobile
--------------------------------------------------------------------------------------------
Sonic Automotive-3700 West Broad Street,         Ohio
Columbus, Inc.
--------------------------------------------------------------------------------------------
Sonic Automotive - 3741 S. Nova Rd., PO,         Florida
Inc.
--------------------------------------------------------------------------------------------
Sonic Automotive-4000 West Broad Street,         Ohio
Columbus, Inc.
--------------------------------------------------------------------------------------------
Sonic Automotive - 4701 I-10 East, TX, L.P.      Texas
--------------------------------------------------------------------------------------------
Sonic Automotive - 5221 I-10 East, TX, L.P.      Texas          Ron Craft Chrysler Plymouth Jeep
--------------------------------------------------------------------------------------------
Sonic Automotive  5260 Peachtree Industrial      Georgia        Dyer and Dyer
Blvd., LLC
--------------------------------------------------------------------------------------------
Sonic Automotive-5585 Peachtree Industrial       Georgia
Blvd., LLC
--------------------------------------------------------------------------------------------
Sonic Automotive - 6008 N. Dale Mabry, FL,       Florida        Volvo of Tampa
Inc.
--------------------------------------------------------------------------------------------
Sonic Automotive - 6008 N. Dale Mabry, FL,       Florida
LLC
----------------------------------------------------------------------------------------




Name of Entity                                State of          Assumed Name
                                              Incorporation
                                              or Organization
-------------------------------------------------------------------------------------------
Sonic Automotive - 6025 International Drive,     Tennessee      Town and Country KIA of
LLC                                                             Chattanooga

                                                                Town and Country Volkswagen of
                                                                Chattanooga

                                                                Volkswagen of Chattanooga

                                                                KIA of Chattanooga
-------------------------------------------------------------------------------------------
Sonic Automotive - 9103 E. Independence,         North          Infiniti of Charlotte
NC, LLC                                          Carolina
-------------------------------------------------------------------------------------------
Sonic Chrysler-Plymouth-Jeep-Eagle, LLC          North          Lake Norman Chrysler-Plymouth-
                                                 Carolina       Jeep
-------------------------------------------------------------------------------------------
Sonic Dodge, LLC                                 North          Lake Norman Dodge
                                                 Carolina
-------------------------------------------------------------------------------------------
Sonic - Global Imports, L.P.                     Georgia
-------------------------------------------------------------------------------------------
Sonic Peachtree Industrial Blvd., L.P.           Georgia
-------------------------------------------------------------------------------------------
Sonic of Texas, Inc.                             Texas
-------------------------------------------------------------------------------------------
Sonic - Williams Buick, Inc.                     Alabama
-------------------------------------------------------------------------------------------
Sonic - Williams Cadillac, Inc.                  Alabama
-------------------------------------------------------------------------------------------
Sonic - Williams Imports, Inc.                   Alabama
-------------------------------------------------------------------------------------------
Sonic - Williams Motors, LLC                     Alabama
-------------------------------------------------------------------------------------------
Town and Country Chrysler-Plymouth-Jeep,         Tennessee      Cleveland Chrysler-Plymouth-Jeep
LLC
-------------------------------------------------------------------------------------------
Town and Country Chrysler-Plymouth-Jeep of       South
Rock Hill, Inc.                                  Carolina
-------------------------------------------------------------------------------------------
Town and Country Dodge of Chattanooga,           Tennessee      Dodge of Chattanooga
LLC
-------------------------------------------------------------------------------------------
Town and Country Ford, Incorporated              North
                                                 Carolina
-------------------------------------------------------------------------------------------
Town and Country Ford of Cleveland, LLC          Tennessee


Name of Entity                                State of          Assumed Name
                                              Incorporation
                                              or Organization
----------------------------------------------------------------------------------------
Town and Country Jaguar, LLC                   Tennessee        Town and Country Infiniti of
                                                                Chattanooga

                                                                Town and Country Jaguar of
                                                                Chattanooga

                                                                Jaguar of Chattanooga

                                                                Infiniti of Chattanooga

THE STOCKHOLDER:                    /s/ L.S. Riley
                                    --------------------------------
                                    L. S. Riley